-----------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) December 31, 2001


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-30, Mortgage Pass-Through Certificates, Series 2001-30).


                                  CWMBS, INC.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                      333-64654             95-4596514
----------------------------       -------------------    -------------------
(State of Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)          Identification No.)



           4500 Park Granada
           Calabasas, California                               91302
           ------------------------                         --------------
           (Address of Principal                            (Zip Code)
           Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Description of the Mortgage Pool*
--------------------------------


         On December 31, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-30.


















____________________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 22, 2001 and the Prospectus Supplement dated December 21, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-30.

         Mortgage Loan Statistics
         ------------------------

         The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.

                          FINAL POOL TABLES, GROUP I

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal    Percent of
State                     Mortgage Loans   Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
California                     211         $  93,688,863.30          39.96%
Colorado                        17         $   7,108,568.00           3.03%
Florida                         16         $   5,919,536.00           2.52%
Illinois                        28         $  11,398,987.24           4.86%
Maryland                        14         $   6,262,297.48           2.67%
Massachusetts                   14         $   6,137,386.00           2.62%
Michigan                        19         $   8,201,253.07           3.50%
New Jersey                      32         $  12,392,971.31           5.29%
New York                        17         $   5,100,109.44           2.18%
Pennsylvania                    19         $   8,709,750.00           3.71%
Texas                           19         $   8,333,208.00           3.55%
Virginia                        13         $   5,701,625.13           2.43%
Washington                      13         $   5,040,059.21           2.15%
Other (less than 2%)           127         $  50,466,118.30          21.52%
                            ---------------------------------------------------
                               559         $ 234,460,732.48         100.00%


----------
(1) The Other row in the preceding table includes 30 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.629% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Type of Program           Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
Alternative                          170        $ 69,530,009.64          29.66%
CLUES Plus                            59        $ 20,468,878.70           8.73%
Full                                 157        $ 72,745,394.46          31.03%
No Income                              4        $  1,433,293.19           0.61%
Reduced                              135        $ 54,547,768.43          23.27%
Streamline                            34        $ 15,735,388.06           6.71%
                   ------------------------------------------------------------
                                     559        $234,460,732.48         100.00%

                         Type of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Property Type             Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

2-4 Units                         6         $   1,613,317.06          0.69%
Low-rise Condo                   15         $   5,640,061.82          2.41%
PUD                             116         $  51,295,734.69         21.88%
Single Family Residence         422         $ 175,911,618.91         75.03%
                           ---------------------------------------------------
                                559         $ 234,460,732.48        100.00%

                                Mortgage Rates

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
       5.500                          1        $     174,242.70          0.07%
       5.750                          1        $     288,000.00          0.12%
       5.875                          7        $   2,292,950.00          0.98%
       6.000                         33        $  13,071,936.00          5.58%
       6.125                         77        $  33,942,332.00         14.48%
       6.250                        188        $  84,324,310.39         35.97%
       6.375                         87        $  36,615,945.95         15.62%
       6.500                         54        $  21,391,359.31          9.12%
       6.625                         30        $  12,188,700.97          5.20%
       6.750                         23        $   8,956,222.24          3.82%
       6.875                         22        $  10,116,158.42          4.31%
       7.000                          6        $   2,701,955.19          1.15%
       7.125                         12        $   3,719,793.16          1.59%
       7.250                          9        $   2,902,710.69          1.24%
       7.375                          1        $     161,250.00          0.07%
       7.500                          4        $     802,415.46          0.34%
       7.625                          1        $     304,000.00          0.13%
       7.750                          1        $     152,000.00          0.06%
       7.875                          1        $     160,000.00          0.07%
       8.000                          1        $     194,450.00          0.08%
                    -----------------------------------------------------------
                                    559        $ 234,460,732.48        100.00%





----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.366% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.367% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

Cash-Out Refi                   169         $  62,559,743.18          26.68%
Purchase                         53         $  20,797,246.85           8.87%
Rate/Term Refi                  337         $ 151,103,742.45          64.45%
                        -------------------------------------------------------
                                559         $ 234,460,732.48         100.00%

                      Original Loan-to Value Ratios(1)(2)

-------------------------------------------------------------------------------
Original Loan-to             Number of      Aggregate Principal    Percent of
Value Ratios (%)          Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

50.00 or Less                        125        $ 57,418,823.16          24.49%
50.01 to 55.00                        43        $ 19,497,223.12           8.32%
55.01 to 60.00                        42        $ 19,421,223.97           8.28%
60.01 to 65.00                        48        $ 21,486,004.63           9.16%
65.01 to 70.00                        78        $ 34,046,086.53          14.52%
70.01 to 75.00                        87        $ 37,082,126.36          15.82%
75.01 to 80.00                       120        $ 41,024,004.59          17.50%
80.01 to 85.00                         2        $    655,000.00           0.28%
85.01 to 90.00                        11        $  3,145,418.73           1.34%
90.01 to 95.00                         1        $    341,050.00           0.15%
95.01 to 100.00                        1        $    183,257.64           0.08%
Over 100                               1        $    160,513.75           0.07%
                             --------------------------------------------------
                                     559        $234,460,732.48         100.00%



----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 61.78%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                                Occupancy Type

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Occupancy Type            Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

Investment                        9           $   2,096,150.00        0.89%
Owner Occupied                  535           $ 225,310,036.50       96.10%
Second/Vacation Home             15           $   7,054,545.98        3.01%
                          -----------------------------------------------------
                                559           $ 234,460,732.48      100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amount               Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

  $100,001 -   $150,000           3         $     450,000.00        0.19%
  $150,001 -   $200,000          35         $   5,985,604.93        2.55%
  $200,001 -   $250,000           6         $   1,363,115.46        0.58%
  $250,001 -   $300,000          54         $  15,547,289.96        6.63%
  $300,001 -   $350,000         117         $  38,229,952.68       16.31%
  $350,001 -   $400,000         108         $  40,883,327.64       17.44%
  $400,001 -   $450,000          59         $  25,115,750.00       10.71%
  $450,001 -   $500,000          52         $  24,917,581.43       10.63%
  $500,001 -   $550,000          31         $  16,266,641.02        6.94%
  $550,001 -   $600,000          22         $  12,757,570.61        5.44%
  $600,001 -   $650,000          38         $  24,337,734.55       10.38%
  $650,001 -   $700,000           8         $   5,479,600.00        2.34%
  $700,001 -   $750,000           4         $   2,948,736.57        1.26%
  $750,001-  $1,000,000          18         $  15,721,327.63        6.71%
$1,000,001-  $1,500,000           4         $   4,456,500.00        1.90%
                             --------------------------------------------------
                                559         $ 234,460,732.48      100.00%




----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $419,429.

                         Remaining Term to Maturity(1)

-------------------------------------------------------------------------------
Remaining Term               Number of      Aggregate Principal    Percent of
to Maturity (months)      Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

       185                      1           $      304,500.00         0.13%
       180                    501           $  211,171,218.00        90.07%
       179                     17           $    5,987,004.37         2.55%
       178                     15           $    5,300,829.41         2.26%
       177                      7           $    2,786,828.06         1.19%
       176                      1           $      320,950.44         0.14%
       175                      1           $      626,982.98         0.27%
       169                      1           $      615,549.11         0.26%
       120                     15           $    7,346,870.11         3.13%
                        -------------------------------------------------------
                              559           $  234,460,732.48       100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 178 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
State                     Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

California                      129         $  56,378,364.18        33.30%
Colorado                         13         $   5,282,202.48         3.12%
Florida                          15         $   5,886,423.18         3.48%
Georgia                           9         $   3,719,073.89         2.20%
Illinois                         22         $  10,285,519.80         6.08%
Maryland                          8         $   3,623,400.00         2.14%
Massachusetts                    17         $   7,878,830.15         4.65%
Michigan                         10         $   4,281,692.24         2.53%
Missouri                          9         $   3,703,563.38         2.19%
New Jersey                       23         $   9,794,427.68         5.79%
New York                         11         $   3,972,506.00         2.35%
Texas                            17         $   8,815,228.51         5.21%
Washington                        8         $   4,001,301.08         2.36%
Other (less than 2%)             96         $  41,676,044.23        24.62%
                           ---------------------------------------------------
                                387         $ 169,298,576.80       100.00%



----------
(1) The Other row in the preceding table includes 29 other states with under 2.00% concentrations individually. No more than approximately 1.276% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Type of Program           Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

Alternative                           91        $ 40,197,741.65          23.74%
CLUES Plus                            31        $ 11,973,670.00           7.07%
Full                                 132        $ 60,605,896.65          35.80%
No Income                              7        $  2,405,142.21           1.42%
Reduced                              105        $ 46,231,465.29          27.31%
Streamline                            21        $  7,884,661.00           4.66%
                   ------------------------------------------------------------
                                     387       $ 169,298,576.80         100.00%

                         Type of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Property Type             Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

Hi-rise Condo                     1         $     420,000.00           0.25%
Low-rise Condo                    7         $   2,830,000.00           1.67%
PUD                              91         $  40,907,289.56          24.16%
Single Family Residence         288         $ 125,141,287.24          73.92%
                           ---------------------------------------------------
                                387         $ 169,298,576.80         100.00%

                                Mortgage Rates

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

       5.375                           1       $     336,000.00           0.20%
       6.000                           7       $   2,864,800.00           1.69%
       6.125                          31       $  13,030,973.19           7.70%
       6.250                          73       $  30,511,353.33          18.02%
       6.375                          52       $  21,730,575.87          12.84%
       6.500                          55       $  23,921,755.61          14.13%
       6.625                          43       $  18,705,893.69          11.05%
       6.750                          50       $  24,855,364.07          14.68%
       6.875                          43       $  20,172,877.05          11.92%
       6.950                           3       $   1,723,492.55           1.02%
       7.000                          13       $   4,817,281.13           2.85%
       7.125                           6       $   2,707,664.03           1.60%
       7.250                           2       $     965,980.81           0.57%
       7.375                           1       $     370,000.00           0.22%
       7.625                           2       $     785,000.00           0.46%
       7.750                           1       $     357,000.00           0.21%
       7.875                           1       $     382,500.00           0.23%
       8.000                           3       $   1,060,065.47           0.63%
                    -----------------------------------------------------------
                                     387       $ 169,298,576.80         100.00%




----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.550% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.550% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

Cash-Out Refi                   93          $  42,609,390.41       25.17%
Purchase                        54          $  24,884,683.47       14.70%
Rate/Term Refi                 240          $ 101,804,502.92       60.13%
                     ----------------------------------------------------------
                               387          $ 169,298,576.80      100.00%

                      Original Loan-to Value Ratios(1)(2)

-------------------------------------------------------------------------------
Original Loan-to             Number of      Aggregate Principal    Percent of
Value Ratios (%)          Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

50.00 or Less                         83        $ 37,492,072.85          22.15%
50.01 to 55.00                        25        $ 12,035,111.93           7.11%
55.01 to 60.00                        44        $ 22,294,031.93          13.17%
60.01 to 65.00                        39        $ 15,958,486.14           9.43%
65.01 to 70.00                        44        $ 20,143,515.44          11.90%
70.01 to 75.00                        58        $ 23,009,324.67          13.59%
75.01 to 80.00                        86        $ 35,489,908.24          20.96%
80.01 to 85.00                         4        $  1,559,050.00           0.92%
85.01 to 90.00                         4        $  1,317,075.60           0.78%
                    -----------------------------------------------------------
                                     387        $169,298,576.80         100.00%



----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 61.96%.

(2) Does not take into account any secondary financing on the mortgage loans in loan Group 2 that may exist at the time of origination.

                               Occupancy Type(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Occupancy Type            Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

Investment                        1          $     397,500.00          0.23%
Owner Occupied                  372          $ 163,062,642.61         96.32%
Second/Vacation Home             14          $   5,838,434.19          3.45%
                           ----------------------------------------------------
                                387          $ 169,298,576.80        100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amount               Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

$250,001 -    $300,000           20         $   5,811,993.75           3.43%
$300,001 -    $350,000          101         $  33,068,404.36          19.53%
$350,001 -    $400,000           91         $  34,438,307.09          20.34%
$400,001 -    $450,000           59         $  25,114,892.29          14.83%
$450,001 -    $500,000           43         $  20,311,939.57          12.00%
$500,001 -    $550,000           12         $   6,339,939.60           3.74%
$550,001 -    $600,000           20         $  11,539,095.68           6.82%
$600,001 -    $650,000           21         $  13,326,403.32           7.87%
$650,001 -    $700,000            1         $     684,000.00           0.40%
$750,001 -  $1,000,000           13         $  11,337,484.51           6.70%
$1,000,001- $1,500,000            6         $   7,326,116.63           4.33%
                         ------------------------------------------------------
                                387         $ 169,298,576.80         100.00%


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $437,464.

                         Remaining Term to Maturity(1)

-------------------------------------------------------------------------------
Remaining Term               Number of      Aggregate Principal    Percent of
to Maturity (months)      Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

       180                     265          $ 115,403,961.45        68.17%
       179                      45          $  19,261,334.91        11.38%
       178                      48          $  22,168,013.27        13.09%
       177                      10          $   4,074,305.34         2.41%
       176                       2          $     901,798.15         0.53%
       175                       2          $     912,015.57         0.54%
       173                       1          $     325,468.32         0.19%
       120                      11          $   5,292,345.00         3.13%
       119                       3          $     959,334.79         0.57%
                        ------------------------------------------------------
                               387          $ 169,298,576.80       100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan Group 2 is expected to be approximately 177 months.

                          FINAL POOL TABLES, GROUP 3

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
State                     Mortgage Loans    Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------

California                      266         $ 114,628,501.77        50.95%
Colorado                         18         $   8,351,000.71         3.71%
Connecticut                      17         $   7,551,050.96         3.36%
Illinois                         14         $   5,822,898.26         2.59%
Maryland                         12         $   5,362,700.00         2.38%
New Jersey                       30         $  12,009,342.71         5.34%
New York                         51         $  21,159,693.00         9.40%
Texas                            17         $   7,789,865.14         3.46%
Washington                       13         $   5,525,950.00         2.46%
Other (less than 2%)             93         $  36,800,685.94        16.36%
                             --------------------------------------------------
                                531         $ 225,001,688.49       100.00%

----------
(1) The Other row in the preceding table includes 28 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.215% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Type of Program           Mortgage Loans    Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------

Alternative                          155        $ 60,754,159.48          27.00%
CLUES Plus                            28        $ 11,097,001.00           4.93%
Full                                 206        $ 88,947,378.56          39.53%
No Income                              4        $  1,425,000.00           0.63%
Reduced                              123        $ 53,525,749.45          23.79%
Streamline                            15        $  9,252,400.00           4.11%
                    -----------------------------------------------------------
                                     531        $225,001,688.49         100.00%

                         Type of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Property Type             Mortgage Loans    Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------

2-4 Units                         1         $      449,622.00         0.20%
Co-op                             3         $    1,296,686.00         0.58%
Hi-rise Condo                     4         $    1,398,568.00         0.62%
Low-rise Condo                   18         $    6,569,911.09         2.92%
PUD                             124         $   52,999,866.19        23.56%
Single Family Residence         381         $  162,287,035.21        72.13%
                           ---------------------------------------------------
                                531         $  225,001,688.49       100.00%

                                Mortgage Rates

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans    Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------

      6.000                            1        $    566,500.00           0.25%
      6.250                            4        $  1,858,900.00           0.83%
      6.375                           23        $ 11,576,200.00           5.14%
      6.500                           76        $ 34,696,303.00          15.42%
      6.625                           63        $ 28,390,803.00          12.62%
      6.750                           84        $ 38,219,554.23          16.99%
      6.875                           88        $ 34,154,562.80          15.18%
      7.000                           84        $ 32,638,337.51          14.51%
      7.125                           44        $ 18,191,608.09           8.09%
      7.250                           24        $  9,449,823.00           4.20%
      7.375                            8        $  2,994,500.00           1.33%
      7.500                            8        $  3,074,711.56           1.37%
      7.625                            2        $  1,039,070.61           0.46%
      7.750                            5        $  2,369,541.24           1.05%
      7.875                            4        $  1,312,900.00           0.58%
      8.000                            5        $  1,654,023.45           0.74%
      8.125                            1        $  $ 310,950.00           0.14%
      8.250                            3        $  $ 996,650.00           0.44%
      8.375                            1        $  $ 357,150.00           0.16%
      8.625                            1        $  $ 360,000.00           0.16%
      8.750                            1        $  $ 389,600.00           0.17%
      9.500                            1        $  $ 400,000.00           0.18%
                  -------------------------------------------------------------
                                     531        $225,001,688.49         100.00%






----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.848% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.855% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans    Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------

Cash-Out Refi                  125          $   49,655,132.46        22.07%
Purchase                       139          $   54,988,139.47        24.44%
Rate/Term Refi                 267          $  120,358,416.56        53.49%
                      ---------------------------------------------------------
                               531          $  225,001,688.49       100.00%

                      Original Loan-to Value Ratios(1)(2)

-------------------------------------------------------------------------------
Original Loan-to             Number of      Aggregate Principal    Percent of
Value Ratios (%)          Mortgage Loans    Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------

50.00 or Less                         38        $ 17,601,096.28           7.82%
50.01 to 55.00                        15        $  6,119,427.00           2.72%
55.01 to 60.00                        36        $ 16,894,888.00           7.51%
60.01 to 65.00                        41        $ 18,940,234.01           8.42%
65.01 to 70.00                        81        $ 36,027,782.86          16.01%
70.01 to 75.00                        95        $ 40,431,727.87          17.97%
75.01 to 80.00                       190        $ 77,547,859.51          34.47%
80.01 to 85.00                         5        $  1,665,011.45           0.74%
85.01 to 90.00                        16        $  5,220,361.74           2.32%
90.01 to 95.00                        14        $  4,553,299.77           2.02%
                        -------------------------------------------------------
                                     531        $ 225,001,688.49        100.00%





----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 70.27%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 3 that may exist at the time of origination.

                                Occupancy Type

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Occupancy Type            Mortgage Loans    Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------

Investment                        1           $     280,000.00          0.12%
Owner Occupied                  523           $ 221,535,879.49         98.46%
Second/Vacation Home              7           $   3,185,809.00          1.42%
                          -----------------------------------------------------
                                531           $ 225,001,688.49        100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amount               Mortgage Loans    Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------

        $0 -    $50,000            1        $      50,000.00         0.02%
  $ 50,001 -   $100,000            1        $      87,700.00         0.04%
  $250,001 -   $300,000           50        $  14,702,600.73         6.53%
  $300,001 -   $350,000          144        $  47,222,515.75        20.99%
  $350,001 -   $400,000          110        $  41,589,910.83        18.48%
  $400,001 -   $450,000           59        $  25,191,079.00        11.20%
  $450,001 -   $500,000           59        $  28,283,110.33        12.57%
  $500,001 -   $550,000           33        $  17,471,147.00         7.76%
  $550,001 -   $600,000           23        $  13,277,252.00         5.90%
  $600,001 -   $650,000           28        $  17,816,203.85         7.92%
  $650,001 -   $700,000            3        $   2,078,153.00         0.92%
  $700,001 -   $750,000            7        $   5,081,916.00         2.26%
  $750,001 - $1,000,000            9        $   7,760,100.00         3.45%
$1,000,001 - $1,500,000            4        $   4,390,000.00         1.95%
                            ---------------------------------------------------
                                 531        $ 225,001,688.49       100.00%




----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $423,732.

                         Remaining Term to Maturity(1)

-------------------------------------------------------------------------------
Remaining Term               Number of      Aggregate Principal    Percent of
to Maturity (months)      Mortgage Loans    Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------

       360                    412           $ 180,090,897.00         80.04%
       359                     68           $  25,781,020.90         11.46%
       358                     31           $  11,828,813.79          5.26%
       357                      2           $     618,523.00          0.27%
       356                      1           $     418,492.00          0.19%
       355                      1           $     372,611.56          0.17%
       354                      1           $     382,909.16          0.17%
       240                     12           $   4,626,254.00          2.06%
       239                      2           $     584,318.37          0.26%
       238                      1           $     297,848.71          0.13%
                         -----------------------------------------------------
                              531           $ 225,001,688.49        100.00%





----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 3 is expected to be approximately 357 months.

Item 7.  Financial Statements, Pro Forma Financial
-----    -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CWMBS, INC.


                                                    By: /s/ Celia Coulter
                                                        -------------------
                                                        Celia Coulter
                                                        Vice President



Dated: January 16, 2002



                                      5